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                                                                   EXHIBIT 10.15






               TECHNOLOGY ASSIGNMENT AND JOINT OWNERSHIP AGREEMENT



                                 by and between



                            LUCENT TECHNOLOGIES INC.



                                       and


                                   AVAYA INC.




                         Dated as of September 30, 2000
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               TECHNOLOGY ASSIGNMENT AND JOINT OWNERSHIP AGREEMENT

         THIS TECHNOLOGY ASSIGNMENT AND JOINT OWNERSHIP AGREEMENT (this "Agreement"), effective as of September 30, 2000 (the "Effective Date"), is by and between Lucent Technologies Inc., a Delaware corporation, with offices at 600 Mountain Avenue, Murray Hill, New Jersey 07974, ("LUCENT"), and Avaya Inc., a Delaware corporation, with offices at 211 Mount Airy Road, Basking Ridge, New Jersey 07920 ("AVAYA").

                                 R E C I T A L S

         A. WHEREAS, the Board of Directors of LUCENT has determined that it is in the best interests of LUCENT and its stockholders to separate LUCENT's existing businesses into two independent businesses; and

         B. WHEREAS, in furtherance of the foregoing separation, LUCENT desires to transfer, assign, convey, deliver and vest from LUCENT to AVAYA a full and complete interest in the Avaya Technology, and an undivided one-half (l/2) interest in each of the Common Support Function Software and the Joint Corporate Technology.

         NOW, THEREFORE, in consideration of the premises and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         COMMON SUPPORT FUNCTION SOFTWARE means the computer programs, in source and object code forms, including their respective associated documentation, listed in the attached Schedule B.

         COPYRIGHTS means any original works of authorship fixed in any tangible medium of expression as set forth in 17 U.S.C. Section 101 et. seq.

         CORPORATE TECHNOLOGY shall have the meaning set forth in the Technology License Agreement.

         AVAYA TECHNOLOGY shall have the meaning set forth in the Technology License Agreement. For purposes of clarity, "Avaya Technology" shall include but is not limited to the trade secrets, know how, and computer programs (in source and object code forms), listed in the attached Schedule A.

         JOINT CORPORATE TECHNOLOGY means the trade secrets, know how, and computer programs (in source and object code forms), listed in the attached Schedule C.
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         LUCENT COMPETITOR means any person or entity that competes with LUCENT in the provision of telecommunications systems, services, and equipment, including the provision of software and semiconductive devices.

         LUCENT TECHNOLOGY shall have the meaning set forth in the Technology License Agreement.

         MASK WORKS means any mask work, registered or unregistered, as defined in 17 U.S.C. Section 901.

         TECHNOLOGY means any and all technical information, computer or other apparatus programs, specifications, drawings, records, documentation, works of authorship or other creative works, ideas, knowledge or data. The term Technology includes Copyrights, Mask Works and any other intellectual property right, but does not include any trademark, trade name, trade dress or service mark, or any patent applications on inventions, discoveries or improvements, or any patents that may be granted or have been granted thereon.

         TECHNOLOGY LICENSE AGREEMENT means the Technology License Agreement, dated as of October 1, 2000, by and between LUCENT and AVAYA.

                                   ARTICLE II
                                   ASSIGNMENT

                  LUCENT hereby irrevocably transfers and assigns to AVAYA all of LUCENT's rights, title and interest in and to the Avaya Technology in the United States and throughout the world along with the exclusive right to grant licenses under Avaya Technology and the right to sue for past infringement of any intellectual property right (other than patent rights) in Avaya Technology.

                                   ARTICLE III
                                    RETENTION

                  LUCENT and AVAYA agree that LUCENT retains solely all rights, title and interest in and to the Lucent Technology and the Corporate Technology (other than the Joint Corporate Technology, as provided in Article IV).

                                   ARTICLE IV
                             COMMON SUPPORT FUNCTION
                     SOFTWARE AND JOINT CORPORATE TECHNOLOGY

                 LUCENT hereby irrevocably transfers and assigns to AVAYA an undivided, one-half (l/2), unrestricted interest in the Common Support Function Software and in Joint Corporate Technology. Each party hereto shall jointly own an equal, undivided, one-half (l/2), unrestricted interest in each of the Common Support Function Software and the Joint Corporate Technology, with no duty to account to the other party for any exploitation of such jointly-owned software or technology.
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                 Neither LUCENT nor AVAYA will license or permit sublicensing of the Mosaix Workflow engine source code to a competitor of the other party without prior written consent of the other party.

              During a period beginning on the Effective Date and ending on December 31, 2000, AVAYA shall have the right to access and to copy any and all portions of the Common Support Function Software and in Joint Corporate Technology in possession of LUCENT. Such access and copying shall be in accordance with a reasonable request and schedule to be mutually agreed upon between the parties. All costs associated with the assembling, copying and delivering of such materials shall be borne by the requesting party.
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     IN WITNESS WHEREOF, the parties have caused this TECHNOLOGY ASSIGNMENT AND
JOINT OWNERSHIP AGREEMENT to be executed by their duly authorized representatives as of the Effective Date.


                                   LUCENT TECHNOLOGIES INC.



                                   By:
                                      --------------------------------
                                   Name:
                                   Title:

                                   AVAYA INC.



                                   By:
                                      --------------------------------
                                   Name:
                                   Title:
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                                 ACKNOWLEDGMENTS

 STATE OF NEW JERSEY )
                     :    ss:
COUNTY OF __________ )

                  I CERTIFY that on _________________________, 2000, ___________
___________________ personally came before me and this person acknowledged under oath, to my satisfaction that: a.) this person signed, sealed and delivered the attached Technology Assignment and Joint Ownership Agreement as President - Intellectual Property Business of Lucent Technologies Inc.; and

                           b.) the proper corporate seal was affixed; and

                           c.) this Technology Assignment and Joint Ownership
Agreement was signed and made by Lucent Technologies Inc. as its voluntary act and deed by virtue of authority from its Board of Directors.


                                        ---------------------------
                                        Name
                                        Notary Public
                                        My Commission Expires:
                                        [Notarial Seal]


 STATE OF NEW JERSEY )
                     :    ss:
COUNTY OF __________ )


                  I CERTIFY that on _________________________, 2000, ___________
___________________ personally came before me and this person acknowledged under oath, to my satisfaction that: a.) this person signed, sealed and delivered the attached Technology Assignment and Joint Ownership Agreement as Vice President of Avaya Inc.; and

                           b.) the proper corporate seal was affixed; and

                           c.) this Technology Assignment and Joint Ownership
Agreement was signed and made by Avaya Inc. as its voluntary act and deed by virtue of authority from its Board of Directors.


                                        ---------------------------
                                        Name
                                        Notary Public
                                        My Commission Expires:
                                        [Notarial Seal]